Exhibit 10.3

                                 PROMISSORY NOTE

U.S. $392,200.00                                                  April  4, 2006
----------------                                                  --------------



         FOR VALUE RECEIVED, Mark Potter, an individual ("Potter") and Atlantis Laboratories, Inc., a Texas corporation ("Atlantis"), promises and agrees to pay to Klinger Advanced Aesthetics, Inc., a Delaware corporation, the principal sum of THREE HUNDRED NINETY-TWO THOUSAND TWO HUNDRED AND NO/100 DOLLARS ($392,200.00) with interest at the rate of six and one-half percent (6-1/2%) per annum in 120 monthly installments of principal and interest in the amount of $4,453.00 each with the first installment due on May 1, 2006 and a further installment due on the first day of each month thereafter until the entire principal amount due, and all interest accrued thereon has been paid in full.

         Principal and interest shall be payable at 501 Merritt 7, 5th Floor, Norwalk, Connecticut 06851, or such other place as Holder hereof may designate. In any event, all unpaid principal, all accrued and unpaid interest, and any other amounts payable hereunder shall be due and payable on the Maturity Date (as hereinafter defined).

         1. DEFINITIONS. As used in this Promissory Note, the following terms shall have the following meanings:

                  (a) "Lender" shall mean Klinger Advanced Aesthetics, Inc.

                  (b) "Maker" or "Co-Borrower" shall mean each of Potter and Atlantis.

                  (c) "Deed of Trust" shall mean the Deed of Trust, Assignment of Rents, and Security Agreement executed by each Co-Co-Borrower, as trustor, in favor of Lender, as beneficiary, of even date herewith, which Deed of Trust is granted as security for this Note.

                  (d) "Default Rate" shall mean the interest rate applicable to the Loan after an Event of Default occurs and is continuing, which rate shall be the lesser of (i) eighteen percent (18%) per annum or (ii) the Maximum Lawful Rate, as determined in accordance with Paragraph 9 hereof.

                  (e) "Event of Default" shall mean any of the following events or circumstances: (i) if Co-Borrowers fail to make any Interest Payment on or before its due date, (ii) if Co-Borrowers fail to pay any other amount due under any Loan Document on or before its due date, and such failure to pay continues following ten (10) days' written notice thereof to Co-Borrowers, (iii) if any default occurs under this Note beyond any applicable notice and cure period, or
(iv)  if any  Event  of  Default  occurs  under  the  terms  of any of the  Loan
Documents.

                  (f) "Holder" or "Payee" shall mean Lender and any assignee or assignees to whom this Note shall be endorsed.

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                  (g) "Interest  Rate" shall mean the rate of interest per annum payable hereunder, as calculated pursuant to Paragraph 2 of this Note.

                  (h) "Loan Documents" shall mean (i) the Deed of Trust, (ii) the Loan Agreement of even date herewith by and between Lender and Co-Borrowers, and (iii) all other documents and instruments which by their terms secure Co-Borrowers' obligations under this Note. Any capitalized terms not otherwise defined herein shall have the meaning as set forth in the Loan Agreement.

                  (i) "Maturity Date" shall mean April 1, 2016.

                  (j) "Note" shall mean this Promissory Note in the principal sum of $392,200.00.

         2. INTEREST RATE PROVISIONS.

                  (a) Interest Rate. The Interest Rate shall be six and one-half percent (6-1/2%) per annum.

                  (b) Interest Calculation. Interest hereunder shall be computed on the basis of the actual number of days elapsed between payments and a 360-day year (that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal is outstanding).

                  (c) Maximum Interest Rate. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply strictly with the applicable Texas law governing the maximum rate or amount of interest payable on this note or the Related Indebtedness (hereinafter defined) (or applicable United States federal law to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount: (i) contracted for, charged, taken, reserved or received pursuant to this note, any of the other Loan Documents or any other communication or writing by or between Maker and Payee related to the transaction or transactions that are the subject matter of the Loan Documents;
(ii) contracted for, charged or received by reason of Payee's exercise of the option to accelerate the maturity of this note and/or the Related Indebtedness; or (iii) Maker will have paid or Payee will have received by reason of any voluntary prepayment by Maker of this note and/or the Related Indebtedness, then it is Maker's and Payee's express intent that all amounts charged in excess of the Maximum Lawful Rate shall be automatically cancelled, ab initio, and all amounts in excess of the Maximum Lawful Rate theretofore collected by Payee shall be credited on the principal balance of this note and/or the Related Indebtedness (or, if this note and all Related Indebtedness have been or would thereby be paid in full, refunded to Maker), and the provisions of this note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if this note has been paid in full before the end of the stated term of this note, then Maker and Payee agree that Payee shall, with reasonable promptness after Payee discovers or is advised by Maker that interest was


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received in an amount in excess of the Maximum  Lawful Rate,  either refund such excess interest to Maker and/or credit such excess interest against this note and/or any Related Indebtedness then owing by Maker to Payee. Maker hereby agrees that as a condition precedent to any claim seeking usury penalties against Payee, Maker will provide written notice to Payee, advising Payee in reasonable detail of the nature and amount of the violation, and Payee shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Maker or crediting such excess interest against this note and/or the Related Indebtedness then owing by Maker to Payee. All sums contracted for, charged or received by Payee for the use, forbearance or detention of any debt evidenced by this note and/or the Related Indebtedness shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of this note and/or the Related Indebtedness (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of this note and/or Related Indebtedness does not exceed the Maximum Lawful Rate from time to time in effect and applicable to this note and/or the Related Indebtedness for so long as debt is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to this note and/or the Related Indebtedness. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. As used herein, the term "Maximum Lawful Rate" shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Payee in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that it permits Payee to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges (hereinafter defined) made in connection with the transaction evidenced by this note and the other Loan Documents. As used herein, the term "Charges" shall mean all fees, charges and/or any other things of value, if any, contracted for,
charged,   received,   taken  or  reserved  by  Payee  in  connection  with  the
transactions relating to this note and the other Loan Documents, which are treated as interest under applicable law. As used herein, the term "Related Indebtedness" shall mean any and all debt paid or payable by Maker to Payee related to the transaction or transactions that are the subject matter of the Loan Documents, except such debt which has been paid or is payable by Maker to Payee under this note. To the extent that Payee is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Lawful Rate payable on this note and/or the Related Indebtedness, Payee will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Payee to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Payee will rely on United States federal law instead of Chapter 303 for the purpose of determining the Maximum Lawful Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Payee may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Maker as provided by applicable law now or hereafter in effect.

         3. PREPAYMENT. Co-Borrowers may prepay this Note, in full or in part, at any time prior to the Maturity Date.

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         4. APPLICATION OF PAYMENTS. Each amount received by Holder with respect to this Note shall be applied to the following items in the following  order, or
as  Holder  may  otherwise  elect  in  its  sole  and  absolute   discretion  if
Co-Borrowers are then in default beyond any applicable notice and cure periods hereunder or under any Loan Document:

                  (a) Any amount due and unpaid hereunder, or under any Loan Document, other than as Interest Payment.

                  (b) Any due and unpaid interest hereunder.

                  (c) Then to unpaid principal.

         5. LATE CHARGES. Time is of the essence of payment. Upon failure to pay any Interest Payment within ten (10) days after the date due, Co-Borrowers shall pay a charge not to exceed ten percent (10%) of the amount due. The assessment or collection by Holder of any such charges shall be without prejudice to Holder's rights under Paragraph 6 of this Note.

         6. DEFAULT. Upon the occurrence of any Event of Default, the full unpaid principal balance, at the option of Holder which shall be exercised by written notice sent to each Co-Borrower, and in Holder's sole discretion, shall at once become due and payable, together with (i) all accrued and unpaid interest, and (ii) any other amounts payable hereunder and under the Loan Documents, shall thereupon bear interest at the Default Rate. The Default Rate shall be in effect only during the time any Event of Default remains uncured by Co-Borrowers, and interest shall again be charged at the applicable interest rate after any Event of Default has been cured by Co-Borrowers. All amounts not paid when due and within any applicable grace period, whether or nor as a result of acceleration of the unpaid principal balance, and whether or not Holder has notified Co-Borrowers of the occurrence of an Event of Default, shall bear interest at the Default Rate, and at such time as judgment is obtained for any amounts owing under this Note or under any of the Loan Documents, interest shall continue to accrue on the amount of the judgment, until it is paid, at the Default Rate.

         7. SECURITY. The indebtedness evidenced by this Note is secured by the Deed of Trust and by the other documents and instruments referred to in the Loan Documents. The Loan Documents contain additional provisions with respect to Holder's right to accelerate the principal balance of this Note.

         8. RIGHT OF SETOFF. Each Co-Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges and transfers to Bank all Co-Borrower's right, title and interest in and to, such Co-Borrower's accounts with Lender. Each Co-Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

         9. DISPUTES AND ATTORNEYS' FEES. If this Note or any Loan Document is referred to an attorney by Holder for interpretation, collection or enforcement, whether by suit, trustee's sale or otherwise, including without limitation, eminent domain or bankruptcy, insolvency or reorganization proceedings, or on any appeal, Co-Borrowers agree to pay all costs and expenses incurred by Holder, including all reasonable attorneys' fees. Attorneys' fees in the event of suit or on appeal are to be awarded and determined by a judge of the court and not by a

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

jury and any right to a determination concerning such fees by a jury is hereby waived. If collection is undertaken without suit, all reasonable attorneys' fees actually incurred on behalf of Holder shall be paid as a condition to curing all defaults hereunder and any Events of Default under any Loan Document.

         10. CERTAIN RIGHTS OF HOLDER. Holder, at its sole option and without notice to Co-Borrowers, may accept any late payment hereunder, extend the time for payment of the indebtedness or reduce the payments due hereunder or accept a renewal note or notes therefore, and any such acceptance, extension, reduction or renewal shall not release either Co-Borrower or any endorsers, sureties or guarantors hereof from strict liability hereunder or under any Loan Document.

         11. WAIVER. Co-Borrowers and any endorsers, sureties and guarantors hereof severally waive diligence, grace, demand, presentment for payment, protest, notice of protest, notice of dishonor, notice of demand, notice of acceleration, notice of intent to accelerate, notice of nonpayment, exercise of any option hereunder, any homestead or exemption rights and any release or discharge arising from any extension or extensions of time of payment of this Note or any other cause of release or discharge arising from any extension or extensions of time of payment of this Note or any other cause of release or discharge other than actual payment in full hereof. Each Co-Borrower and any endorsers, sureties and guarantors hereof consent to the offset of any sums at any time owed to any one or all of them by Holder to the extent of the indebtedness evidenced by this Note and all Loan Documents.

         12. BINDING EFFECT. The provisions hereof shall be binding upon the legal representatives, successors and assigns of each Co-Borrower and shall inure to the benefit of Lender, Lender's legal representatives, successors and assigns and all Holders. "Co-Borrower" shall be deemed to include the undersigned and any and all other borrowers, endorsers, sureties and guarantors hereof.

         13. CHOICE OF LAW. This Note shall be governed by and construed and enforced under the laws of the State of Texas in accordance with its internal laws.

         14. JURISDICTION AND VENUE. Each Co-Borrower agrees that all actions or proceedings arising in connection with this Note shall be tried and litigated only in the state and federal courts located in the City of Dallas, Texas. Each Co-Borrower hereby waives any right he or it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Paragraph 15 and stipulates that the state and federal courts located in the City of Dallas, Texas shall have in personam jurisdiction and venue over each Co-Borrower for the purpose of litigating any such dispute, controversy or proceeding arising out of or related to this Note. To the extent permitted by law, service of process sufficient for personal jurisdiction in any action against each Co-Borrower may be made by registered or certified mail, return receipt requested, to the addresses indicated in the Loan Agreement.

         15. WAIVER OF TRIAL BY JURY. Intentionally Omitted.

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         16. MISCELLANEOUS.

                  (a) Each Co-Borrower and any endorsers, sureties and guarantors of the Note jointly and severally consent, without notice to them and without release of their liability, to extensions or accommodations given by Holder hereof, to the release or exchange of any security or any Loan Document, and to the release, in whole or in part, of any other Co-Borrower, endorser, surety or guarantor; and they each agree to make payment without the prior resort of Holder hereof to any security or against any other borrower, endorser, surety or guarantor.

                  (b) Headings on this Note are solely for the convenience of each Co-Borrower and Lender and shall not affect the interpretation of the provisions hereof. This instrument shall not be construed strictly in favor of or against either Co-Borrower or any Holder but according to its plain meaning. If any provision hereof shall be held invalid or unenforceable, the remaining provisions shall continue in full force and effect and shall not be impaired thereby.

                  (c) Failure of Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default, or in the event of continuance of any exiting default, under this Note or any Loan Document.

                  (d) Any notice to Co-Borrowers provided for in this Note shall be deemed given when it is deposited in the United States mail, postage prepaid, addressed to Co-Borrowers, at the property address shown on Holder's records, or to such other address as such Co-Borrower may designate by notice to Holder.

                  (e) Holder may, at its option, extend the time for payment of the indebtedness or reduce payments thereof or accept a renewal note or notes therefore and any such extension, reduction or renewal shall not release the undersigned or any endorser or guarantor on any liability hereunder.

                  (f) Nothing contained herein shall be deemed or construed to constitute Co-Borrowers and Lender any other Holder as partners or joint venturers. The only relationship between Co-Borrowers and Lender or other Holder is that of debtor and creditor.

         IN WITNESS WHEREOF this Note has been executed the date first above written.


                     /s/ Mark Potter
                     -----------------------------------------------------
                     Mark Potter

                     Atlantis Laboratories, Inc.

                     By: /s/ Mark Potter, President
                        --------------------------------------------------
                              Mark Potter